Q4’FY23 Earnings Call August 9, 2023

Forward-looking Statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing. 2 Proprietary and Confidential Property of Accuray Safe Harbor Statement   Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding fiscal 2024 full-year adjusted EBITDA and revenue; our positioning and strategy for accelerating revenue growth and profitability as well as margin expansion; and expectations regarding our positioning for value-based care. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the current global economic environment, including in connection with the COVID-19 pandemic, inflation or recession on our business, financial condition, results of operations or cash flows; disruptions to our supply chain, including increased logistics costs; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to realize the expected benefits of the joint-venture and other partnerships; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2023, and as updated periodically with our other filings with the SEC.    Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.  Non-GAAP Financial Measures   This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix. Accuray has also reported certain operating results on a constant currency basis in order to facilitate period-to-period comparisons of its results without regard to the impact of foreign currency exchange rate fluctuations. Management believes disclosure of non-GAAP constant currency results is helpful to investors because it facilitates period-to-period comparisons of the company's results by increasing the transparency of the underlying performance by excluding the impact of foreign currency exchange rate fluctuations. Accuray calculates the constant currency amounts by translating local currency amounts in the current period using the same foreign translation rate used in the prior period being compared against rather than the actual exchange rate in effect during the current period.   There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.  Medical Advice Disclaimer   Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

Accuray FY23 Highlights Global Leader in Precision Radiation Therapy Vision: To expand the curative power of radiation therapy to improve as many lives as possible Russell 2000® Index Broad-market Russell 3000® Index New Headquarters Location Madison, WI 9% $448M Growth in system volume over prior year 24%   Key FY’23 Financials Total Revenue YOY Product Revenue Growth Russell Index 5% Growth in global user installed base over prior year 2 Precision Platforms Proprietary and Confidential Property of Accuray 3 Included in Installed Base Milestone Surpassed 1,000+ Historic Revenue Milestone

Executive Team Suzanne Winter President and CEO Ali Pervaiz Senior Vice President, Chief Financial Officer Sandeep Chalke Senior Vice President, Chief Commercial Officer Seth Blacksburg Senior Vice President, Chief Medical Officer Jesse Chew Senior Vice President, Chief Legal Officer Mike Hoge Senior Vice President, Global Operations Patrick Spine Senior Vice President, Chief Administrative Officer Jim Dennison Senior Vice President, Global Quality & Regulatory Affairs

RT Strongly Positioned for Value-based Care U.S. Cancer Expenditures Estimate ($ Billion)1,2 1: Dieguez G., Ferro C., Pyenson B.S. A multi-year look at the cost burden of cancer care: Milliman research report.  https://milliman-cdn.azureedge.net/-/media/Milliman/importedfiles/uploadedFiles/insight/2017/cost-burden-cancer-care.ashx (Published 2017. Accessed August 21, 2020) 2: NIH National Cancer Institute Cancer Trend Progress Report https://progressreport.cancer.gov/after/economic_burden (Data as of April 2022)  3: https://www.cancer.gov/publications/patient-education/radiation-and-you-2021-508.pdf Proven Outcomes Enhanced Patient Experience Non-Invasive Cancer patients treated with radiation therapy3 ~60% $6.30 $23.00 $48.00 5

VitalHold™ Breast Package for the Radixact® System

Breast cancer treatments represent more than 20% of cases seen by radiation oncology departments[1,2]



Radixact
ACCURAY

Highlights

- 510(k) clearance for full commercialization in the U.S.; available for ordering in the EU market[3]
- Facilitates higher precision breast treatments
- Radixact® System provides unmatched treatment delivery versatility

1: United States Department of Health and Human Services, Report to Congress, Episodic Alternative Payment Model For Radiation Therapy Services, November 2017 (https://innovation.cms.gov/files/reports/radiationtherapy-apm-rtc.pdf)
2: https://www.cancer.org/research/cancer-facts-statistics/breast-cancer-facts-figures.html
3: *VitalHold™ availability is subject to regulatory clearance or approval in some markets.

Proprietary and Confidential Property of Accuray 6

Q4’FY23 and FY23 Financials Strong financial performance FY23 Highlights Historic revenue milestone with 24% growth in system volume over prior year Revenue adjusted for FX exceeded the high-end of FY23 guidance by $10M 5% growth in global installed base year over year Underlying service revenue growth of 5% ex-FX Positive free cash flow with focus on working capital optimization OPEX flat despite 4% revenue growth illustrating strong cost control Adj. EBITDA growth of 14% year over year excluding unplanned bad debt reserve3 $M Q4 Y/Y FY’23 Y/Y Y/Y XFX2 YTD Y/Y XFX2 Revenues $118.3M 8% 9% $447.6M 4% 8% Product $62.5M 8% 9% $233.2M 9% 12% Service $55.8M 7% 9% $214.4M (0%) 5% Op. Expenses $38.1M (7%) $151.6M (0%) R&D $14.2M (3%) $57.1M (1%) SG&A $23.9M (9%) $94.4M 0% Adj. EBITDA1 $5.2M 1% $23.9M 5% KEY FINANCIAL METRICS 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slides 11 and 12 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure 2 Percentages shown on a constant currency basis to facilitate period-to-period comparisons without regard to the impact of foreign currency exchange rate fluctuations 3:Accuray Form 8-K filed with the Securities and Exchange Commission on August 9, 2023

FY24 Guidance Takes into account expectations regarding uncertainty and impact from macro environmental climate, FX and inflation Revenue Adjusted EBITDA1 $447.6M $23.9M FY24 Guidance Range FY23 Actual $ in millions % = YoY Growth $460M - $470M +3% - 5% $27M - $30M +13% - 25% 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slides 12 and 13 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

In Summary Historic revenue milestone with 24% growth in system volume in FY23 Strongest product portfolio and pipeline in company’s history Multiple growth catalysts and global commercial execution Advancing margin expansion and free cash flow initiatives Positioned for Long-Term Revenue Growth and Profitability

Thank you

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Three Months Ended June 30, Three Months Ended June 30, 2022 2023 $ $ $ $ (2,556) 1,097 2,452 2,735 580 5,208 (3,452) 1,275 2,694 2,028 2,027 5,166 ERP and ERP related expenditures 900 Restructuring charges 0 594 0 GAAP to Adjusted EBITDA Q4 FY’23 and Q4 FY’22 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Twelve Months Ended June 30, Twelve Months Ended June 30, 2022 2023 $ $ $ $ (9,280) 4,527 10,053 10,340 2,492 23,948 (5,347) 5,522 10,600 8,109 3,345 22,823 ERP and ERP related expenditures 3,078 Restructuring charges 2,738 594 0 GAAP to Adjusted EBITDA FY2023 and FY2022 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization To From $ $ $ $ (1,000) 4,500 10,500 10,000 2,000 27,000 2,000 4,500 10,500 10,000 2,000 30,000 ERP and ERP related expenditures 1,000 1,000 GAAP to Adjusted EBITDA FY’24 – Forward Looking Guidance Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Twelve Months Ended June 30, 2024